NOTES PAYABLE	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 5. NOTES PAYABLE

A summary of the Company’s notes payable as of December 31, 2016 and December 31, 2015 is as follows:

Note	2016	2015
Reven Housing Texas, LLC	$7,502,504	$7,570,000
Reven Housing Tennessee, LLC	3,908,829	3,917,530
Reven Housing Florida, LLC	3,526,794	3,526,985
Reven Housing Florida 2, LLC	4,875,898	4,875,895
	19,814,025	19,890,410
Less deferred loan fees, net	(359,648)	(480,956)
Notes payable, net	$19,454,377	$19,409,454

As of December 31, 2016, the notes above incur interest at a rate of 1.00% over the prime rate (interest rate is 4.75% per annum at December 31, 2016), and are secured by deeds of trust encumbering substantially all of the Company’s homes in each specified area.

Costs incurred in the placement of the Company’s debt are deferred and amortized using the effective interest method over the term of the loans as a component of interest expense on the consolidated statements of operations. The amount of unamortized fees are deducted from the remaining principal amount owed on the corresponding notes payable. Unamortized deferred loan costs and fees totaled $359,648 and $480,956 as of December 31, 2016 and 2015, respectively.

During the years ended December 31, 2016 and 2015, the Company incurred $1,037,355 and $744,000, respectively, of interest expense related to the notes payable, which includes $121,308 and $96,640, respectively, of amortization of deferred loan fees.

The following is a schedule of maturities, including principal amortization payments, for all notes payable outstanding as of December 31, 2016:

2017	$321,521
2018	442,776
2019	11,095,495
2020	7,954,233
$19,814,025